FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:      February 20, 2003

(Date of earliest event reported)

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2003-A Owner Trust

(Exact name of registrant as specified in its charter)

DELAWARE	333-87970	95-4831541

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 719–8583

ITEM 5. OTHER EVENTS

                              On February 26, 2003, Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into that certain Purchase Agreement, dated as of February 26, 2003, pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. On February 26, 2003, Nissan Auto Receivables 2003-A Owner Trust (the “Trust”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of October 4, 2002 (the “Trust Agreement”), as amended by the Amended and Restated Trust Agreement, dated as of February 26, 2003 (the “Amended and Restated Trust Agreement”), by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee, entered into that certain Sale and Servicing Agreement, dated as of February 26, 2003 (the “Sale and Servicing Agreement”), by and among the Trust, NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on February 26, 2003, the Trust caused the issuance, pursuant to an Indenture, dated as of February 26, 2003 (the “Indenture”), by and between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of certain notes, issued in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). The Notes, with an aggregate scheduled principal balance of $1,615,712,000.00, were sold to Salomon Smith Barney Inc., ABN AMRO Incorporated, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, SG Cowen Securities Corporation, and The Williams Capital Group, L.P., as underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated February 20, 2003 (the “Underwriting Agreement”), by and among NARC II, NMAC and Salomon Smith Barney Inc., on behalf of itself and as a representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-87970).

                              Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

                              Attached as Exhibit 1.1 is the Underwriting Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

                              The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated February 20, 2003, among NARC II, NMAC and Salomon Smith Barney Inc., on behalf of itself and as a representative of the several Underwriters.

                              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/ Joji Tagawa

Name: Joji Tagawa Title: Treasurer

Date: February 26, 2003

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated February 20, 2003, among NARC II, NMAC and Salomon Smith Barney Inc., on behalf of itself and as a representative of the several Underwriters.